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                                                                    Exhibit 23.1


                             Accountants' Consent


The Board of Directors
Orbital Sciences Corporation:

We consent to the use of our reports incorporated herein by reference, which reports appear in the Company's 1996 annual reports on Form 10-K (along with Amendment No. 1 on Form 10-K/A dated April 8, 1997), and to the reference to our firm under the heading "Experts" in the prospectus.

                                                           KPMG Peat Marwick LLP


McLean, Virginia
December 15, 1997